                          TESORO PETROLEUM CORPORATION

                             LETTER OF TRANSMITTAL
                         FOR TENDER OF ALL OUTSTANDING
                     9% SENIOR SUBORDINATED NOTES DUE 2008
                                IN EXCHANGE FOR
                9% SENIOR SUBORDINATED NOTES DUE 2008, SERIES B
           THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

              PURSUANT TO THE PROSPECTUS DATED             , 1998

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
        TIME, ON          , 1998, UNLESS THE EXCHANGE OFFER IS EXTENDED.

        TO: U.S. BANK TRUST NATIONAL ASSOCIATION (THE "EXCHANGE AGENT")

 By Registered, Certified, or              By Hand:                  By First Class Mail:
  Overnight Mail or Courier:
     U.S. Bank Trust N.A.            U.S. Bank Trust N.A.            U.S. Bank Trust N.A.
   Attn: Specialized Finance      4th Floor Bond Drop Window            P.O. Box 64485
           SPFT0414                  180 East Fifth Street          St. Paul, MN 55164-9549
     180 East Fifth Street            St. Paul, MN 55101
      St. Paul, MN 55101
                                         By Facsimile:
                                  (For Eligible Institutions
                                            Only):
                                        (651) 244-1537

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES, IS AT THE RISK OF THE HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned acknowledges that he or she has received the Prospectus,
dated           , 1998 (the "Prospectus") of Tesoro Petroleum Corporation, a
Delaware corporation (the "Company"), and this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 9% Senior Subordinated Notes due 2008, Series B (the "Exchange Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding 9% Senior Subordinated Notes due 2008, (the "Old Notes"), of which $300,000,000 aggregate principal amount is outstanding, upon the terms and subject to the conditions set forth in the Prospectus. The term "Expiration Date" shall mean 5:00 p.m.,
New York City time, on           , 1998, unless the Company, in its sole
discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended by the Company. Capitalized terms used but not defined herein shall have the meaning given to them in the Prospectus.

     This Letter of Transmittal is to be used either if (i) certificates representing Old Notes are to be physically delivered to the Exchange Agent herewith by Holders, (ii) tender of Old Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in "The Exchange
Offer -- Procedures for Tendering" in the Prospectus by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes or (iii) tender of Old Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures." Delivery of this Letter of Transmittal and any other required documents must be made to the Exchange Agent. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

     The term "Holder" as used herein means any person in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder.

     All Holders of Old Notes who wish to tender their Old Notes must, prior to the Expiration Date: (1) complete, sign, and deliver this Letter of Transmittal, or a facsimile thereof, to the Exchange Agent, in person or to the address set forth above; and (2) tender (and not withdraw) his or her Old Notes or, if a tender of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, confirm such book-entry transfer (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the Instructions to this Letter of Transmittal. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter of Transmittal to be delivered to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth under the caption "The Exchange
Offer -- Guaranteed Delivery Procedures" in the Prospectus. (See Instruction 2.)

     Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of the Old Notes validly tendered and not withdrawn and the issuance of the Exchange Notes will be made promptly following the Expiration Date. For the purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Old Notes when, as and if the Company has given written notice thereof to the Exchange Agent.

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety.

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS, THIS LETTER OF TRANSMITTAL AND THE NOTICE OF GUARANTEED DELIVERY MAY BE DIRECTED TO THE EXCHANGE AGENT. SEE INSTRUCTION 12 HEREIN.

     HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OLD NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY AND COMPLY WITH ALL OF ITS TERMS.

     List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amounts should be listed on a separate signed schedule, attached hereto. The minimum permitted tender is $1,000 in principal amount of 9% Senior Subordinated Notes due 2008. All other tenders must be in integral multiples of $1,000.

              DESCRIPTION OF 9% SENIOR SUBORDINATED NOTES DUE 2008

BOX I

----------------------------------------------------------------------------------------------------------------------
                                                                         (A)                          (B)
                                                                                              AGGREGATE PRINCIPAL
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)*                                          AMOUNT TENDERED
                 (PLEASE FILL IN, IF BLANK)                     CERTIFICATE NUMBER(S)         (IF LESS THAN ALL)**
----------------------------------------------------------------------------------------------------------------------

                                                              ------------------------------------------------------

                                                              ------------------------------------------------------

                                                              ------------------------------------------------------

                                                              ------------------------------------------------------
                                                              TOTAL PRINCIPAL AMOUNT OF
                                                                  OLD NOTES TENDERED
----------------------------------------------------------------------------------------------------------------------

 * Need not be completed by book-entry holders.

** Need not be completed by Holders who wish to tender with respect to all Old
   Notes listed.

              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

BOX II

                       SPECIAL REGISTRATION INSTRUCTIONS
                         (SEE INSTRUCTIONS 4, 5 AND 6)

     To be completed ONLY if certificates for Old Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Old Notes accepted for exchange, are to be issued in the name of someone other than the undersigned.

Issue certificates to:

Name
----------------------------------------
                                    (Please Print)

                ------------------------------------------------
                                 (Please Print)

Address
--------------------------------------

                ------------------------------------------------
                              (Including Zip Code)

                ------------------------------------------------
                 (Tax Identification or Social Security Number)

BOX III

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 4, 5 AND 6)

     To be completed ONLY if certificates for Old Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Old Notes accepted for exchange, are to be delivered to someone other than the undersigned.

Issue certificates to:

Name
----------------------------------------
                                    (Please Print)

                ------------------------------------------------
                                 (Please Print)

Address
--------------------------------------

                ------------------------------------------------
                              (Including Zip Code)

                ------------------------------------------------
                 (Tax Identification or Social Security Number)

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATE(S) FOR OLD NOTES OR A CONFIRMATION OF BOOK-ENTRY TRANSFER OF SUCH OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR, IF GUARANTEED DELIVERY PROCEDURES ARE TO BE COMPLIED WITH, A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

[ ] CHECK HERE IF OLD NOTES ARE BEING DELIVERED BY DTC TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution
     -----------------------------------------  [ ] The Depository Trust Company

     Account Number
     ---------------------------------------------------------------------------

     Transaction Code Number
     ---------------------------------------------------------------------------

     Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." (See Instruction 2.)

[ ] CHECK HERE IF OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
    FOLLOWING:

    Name(s) of tendering Holder(s)
    --------------------------------------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery
    ---------------------------------------------------------

    Name of Institution which Guaranteed Delivery
    -------------------------------------------------------------

    Transaction Code Number
    ----------------------------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name:
    ----------------------------------------------------------------------------

     Address:
     ---------------------------------------------------------------------------

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to Tesoro Petroleum Corporation (the "Company") the principal amount of Old Notes indicated above.

     Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered hereby in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Trustee and Registrar under the Indenture for the Old Notes and the Exchange Notes) with respect to the tendered Old Notes with full power of substitution (such power of attorney being deemed an Irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver certificates for such Old Notes to the Company or transfer ownership of such Old Notes on the account books maintained by DTC, together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and
(ii) present such Old Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer.

     The undersigned acknowledges that the Exchange Offer is being made in reliance upon interpretative advice given by the staff of the Securities and Exchange Commission to third parties in connection with transactions similar to the Exchange Offer, so that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased such Old Notes directly from the Company for resale pursuant to Rule 144A or any other available exemption under the Securities Act or a person that is an "affiliate" of the Company or any Guarantor within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such Exchange Notes.

     The undersigned agrees that acceptance of any tendered Old Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement, (as defined in the Prospectus) and that, upon the issuance of the Exchange Notes, the Company will have no further obligations or liabilities thereunder (except in certain limited circumstances).

     The undersigned represents and warrants that (i) the Exchange Notes acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the person receiving Exchange Notes (which shall be the undersigned unless otherwise indicated in the box entitled "Special Delivery Instructions" above) (the "Recipient"), (ii) neither the undersigned nor the Recipient (if different) is engaged in, intends to engage in or has any arrangement or understanding with any person to participate in the distribution of such Exchange Notes and (iii) neither the undersigned nor the Recipient (if different) is an "affiliate" of the Company or any Guarantor as defined in Rule 405 under the Securities Act. If the undersigned is not a broker-dealer, the undersigned further represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. If the undersigned is a broker-dealer, the undersigned further (x) represents that it acquired Old Notes for the undersigned's own account as a result of market making activities or other trading activities, (y) represents that it has not entered into any arrangement or understanding with the Company or any "affiliate" of the Company (within the meaning of Rule 405 under the Securities Act) to distribute the Exchange Notes to be received in the Exchange Offer and (z) acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act (for which purposes delivery of the Prospectus, as the same may be hereafter supplemented or amended, shall be sufficient) in connection with any resale of Exchange Notes received in the Exchange Offer. Such a broker-dealer will not be deemed, solely by reason of such acknowledgment and prospectus delivery, to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned understands and agrees that the Company reserves the right not to accept tendered Old Notes from any tendering holder if the Company determines, in its sole and absolute discretion, that such acceptance could result in a violation of applicable securities laws.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and to acquire Exchange Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed to be necessary or desirable by the Exchange Agent or the Company in order to complete the exchange, assignment and transfer of tendered Old Notes or transfer of ownership of such Old Notes on the account books maintained by a book-entry transfer facility.

     The undersigned understands and acknowledges that the Company reserves the right in its sole discretion to purchase or make offers for any Old Notes that remain outstanding subsequent to the Expiration Date or, as set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering," to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase Old Notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers could differ from the terms of the Exchange Offer.

     The undersigned understands that the Company may accept the undersigned's tender by delivering notice of acceptance, as provided below, to the Exchange Agent, at which time the undersigned's right to withdraw such tender will terminate. For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Notes when, as and if the Company has given oral (which shall be confirmed in writing) or written notice thereof to the Exchange Agent.

     The undersigned understands that the first interest payment following the Expiration Date will include unpaid interest on the Old Notes accrued through the date of issuance of the Exchange Notes.

     The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

     The undersigned acknowledges that the Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the Prospectus and this Letter of Transmittal, the Prospectus shall prevail.

     If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Notes will be returned (except as noted below with respect to tenders through DTC) at the Company's cost and expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. This tender may be withdrawn only in accordance with the procedures set forth in this Letter of Transmittal.

     By acceptance of the Exchange Offer, each broker-dealer that receives Exchange Notes pursuant to the Exchange Offer hereby acknowledges and agrees that upon the receipt of notice by the Company of the happening of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein not misleading (which notice the Company agrees to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to such broker-dealer.

     Unless otherwise indicated under "Special Registration Instructions," please issue the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange and return any certificates for Old Notes not tendered or not exchanged, in the name(s) of the undersigned (or, in either such event in the case of Old Notes tendered by DTC, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange and return any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s), unless, in either event, tender is being made through DTC. In the event that both "Special Registration Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any certificates for Old Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Company has no obligations pursuant to the "Special Registration Instructions" or "Special Delivery Instructions" to transfer any Old Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered.

     Holders who wish to tender the Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 1 regarding the completion of the Letter of Transmittal.

                         PLEASE SIGN HERE WHETHER OR NOT
                 OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY
                    AND WHETHER OR NOT TENDER IS TO BE MADE
                 PURSUANT TO THE GUARANTEED DELIVERY PROCEDURES

     This Letter of Transmittal must be signed by the registered holder(s) as their name(s) appear on the Old Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security listing as the owner of Old Notes, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act, (See Instruction 4.)

X ---------------------------------------------------  -----------------------------------------------------
                                                                               Date

X ---------------------------------------------------  -----------------------------------------------------
  Signature(s) of Holder(s) of Authorized Signatory                            Date

Name(s): ------------------------------------------    Address: --------------------------------------------

                                                           --------------------------------------------
-----------------------------------------------------                  (including Zip Code)
           (Please Print)

Capacity: -------------------------------------------  Area Code and Telephone Number: ---------------

Social Security No.: -------------------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

BOX IV

                    SIGNATURE GUARANTEE (SEE INSTRUCTION 1)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

--------------------------------------------------------------------------------
             (Name of Eligible Institution Guaranteeing Signatures)

--------------------------------------------------------------------------------
  (Address (including zip code) and Telephone Number (including area code) of
                                     Firm)

--------------------------------------------------------------------------------
                             (Authorized Signature)

--------------------------------------------------------------------------------
                                 (Printed Name)

--------------------------------------------------------------------------------
                                    (Title)

Date:
--------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. Guarantee of Signatures. Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered herewith and such holder(s) have not completed the box set forth herein entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" or (b) such Old Notes are tendered for the account of an Eligible Institution. (See Instruction 6.) Otherwise, all signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution"). All signatures on bond powers and endorsements on certificates must also be guaranteed by an Eligible Institution.

     2. Delivery of this Letter of Transmittal and Old Notes. Certificates for all physically delivered Old Notes or confirmation of any book-entry transfer to the Exchange Agent at DTC of Old Notes tendered by book-entry transfer, as well as, in each case (including cases where tender is affected by book-entry transfer), a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date.

     The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and the delivery will be deemed made only when actually received by the Exchange Agent. If Old Notes are sent by mail, certified or registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. No Letter of Transmittal or Old Notes should be sent to the Company.

     The Exchange Agent will make a request to establish an account with respect to the Old Notes at the Depositary for purposes of the Exchange Offer within two business days after receipt of this Prospectus, and any financial institution that is a participant in the Depositary may make book-entry delivery of Old Notes by causing the Depositary to transfer such Old Notes into the Exchange Agent's account at the Depositary in accordance with the Depositary's procedures for transfer. However, although delivery of Old Notes may be effected through book-entry transfer at the Depositary, the Letter of Transmittal, with any required signature guarantees or an Agent's Message (as defined below) in connection with a book-entry transfer and any other required documents, must, in any case, be transmitted to and received by the Exchange Agent at the address specified on the cover page of the Letter of Transmittal on or prior to the Expiration Date or the guaranteed delivery procedures described below must be complied with.

     A Holder may tender Old Notes that are held through the Depositary by transmitting its acceptance through the Depositary's Automatic Tender Offer Program, for which the transaction will be eligible, and the Depositary will then edit and verify the acceptance and send an Agent's Message to the Exchange Agent for its acceptance. The term "Agent's Message" means a message transmitted by the Depositary to, and received by, the Exchange Agent and forming part of the Book-Entry Confirmation, which states that the Depositary has received an express acknowledgment from each participant in the Depositary tendering the Old Notes and that such participant has received the Letter of Transmittal and agrees to be bound by the terms of the Letter of Transmittal and the Company may enforce such agreement against such participant.

     Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus. See "Exchange Offer -- Guaranteed Delivery Procedures." Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, overnight courier, mail or hand delivery) setting forth the name and address of the Holder of the Old Notes, the certificate number or numbers of such Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing the Old Notes and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Old Notes in proper form for transfer (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at DTC), must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date, all in the manner provided in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." Any Holder who wishes to tender his Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Notes, and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Old Notes for exchange. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured to the Company's satisfaction or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders pursuant to the Company's determination, unless otherwise provided in this Letter of Transmittal as soon as practicable following the Expiration Date. The Exchange Agent has no fiduciary duties to the Holders with respect to the Exchange Offer and is acting solely on the basis of directions of the Company.

     3. Inadequate Space. If the space provided is inadequate, the certificate numbers and/or the number of Old Notes should be listed on a separate signed schedule attached hereto.

     4. Tender by Holder. Only a Holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial owner of Old Notes who is not the registered Holder and who wishes to tender should arrange with such registered holder to execute and deliver this Letter of Transmittal on such beneficial owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner's name or obtain a properly completed bond power from the registered holder or properly endorsed certificates representing such Old Notes.

     5. Partial Tenders; Withdrawals. Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the box entitled "Description of 9% Senior Subordinated Notes due 2008" above. The entire principal amount of any Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and a certificate or certificates representing Exchange Notes issued in exchange for any Old Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the "Special Delivery Instructions" box above on this Letter of Transmittal or unless tender is made through DTC, promptly after the Old Notes are accepted for exchange.

     Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. To withdraw a tender of Old Notes in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including the certificate number or numbers and principal amount of such Old Notes, or, in the case of Old Notes transferred by book-entry transfer the name and number of the account at DTC to be credited), (iii) be signed by the Depositor in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Registrar, with respect to the Old Notes, register the transfer of such Old Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Any Old Notes which have been tendered but which are not accepted for exchange by the Company will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following one of the procedures described in the Prospectus under "The Exchange Offer -- Procedures for Tendering" at any time prior to the Expiration Date.

     6. Signatures on the Letter of Transmittal; Bond Powers and
Endorsements. If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Note without alteration, enlargement or any change whatsoever.

     If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many copies of this Letter of Transmittal as there are different registrations of Old Notes.

     If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder or Holders (which term, for the purposes described herein, shall include a book-entry transfer facility whose name appears on a security listing as the owner of the Old Notes) of Old Notes tendered and the certificate or certificates for Exchange Notes issued in exchange therefor is to be issued (or any untendered principal amount of Old Notes to be reissued) to the registered Holder, then such Holder need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder or Holders of any Old Notes listed, such Old Notes must be endorsed or accompanied by appropriate bond powers in each case signed as the name of the registered Holder or Holders appears on the Old Notes.

     If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

     Endorsements on Old Notes or signatures on bond powers required by this Instruction 6 must be guaranteed by an Eligible Institution.

     7. Special Registration and Delivery Instructions. Tendering Holders should indicate, in the applicable box or boxes, the name and address to which Exchange Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     8. Backup Federal Income Tax Withholding and Substitute Form W-9. Under the federal income tax laws, payments that may be made by the Company on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering Holder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that (i) the Holder has not been notified by the Internal Revenue Service (the "IRS") that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the Holder that the Holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering Holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such Holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in Part 1, notwithstanding that the Certificate of Payee Awaiting Taxpayer Identification Number is completed, the Company (or the Paying Agent under the Indenture governing the Exchange Notes) shall withhold 31% of payments made to the tendering Holder seven days following receipt by the Company or Paying Agent of the Certificate of Payee Awaiting Taxpayer Identification Number and prior to the time a properly certified TIN is provided to the Company or Paying Agent. In general, if a Holder is an individual, the TIN is the Social Security number of such individual. If the Exchange Agent or the Company are not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. In order for a foreign person to qualify as an exempt recipient, such Holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that person's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Old Notes are registered in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     Failure to complete the Substitute Form W-9 will not, by itself, cause Old Notes to be deemed invalidly tendered, but may require the Company (or the Paying Agent) to withhold 31% of the amount of any payments made on account of the Exchange Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, the Holder may apply for a refund from the IRS.

     9. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of a person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder. See the Prospectus under "The Exchange Offer -- Solicitation of Tenders; Fees and Expenses."

     Except as provided in this Instruction 9, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

     10. Waiver of Conditions. The Company reserves the right, in its sole discretion, to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Notes tendered.

     11. Mutilated, Lost, Stolen or Destroyed Old Notes. Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

     12. Requests for Assistance or Additional Copies. Requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                         (DO NOT WRITE IN SPACE BELOW)

       CERTIFICATE SURRENDERED                  OLD NOTES TENDERED                     OLD NOTES ACCEPTED
       -----------------------                  ------------------                     ------------------
------------------------------------   ------------------------------------   ------------------------------------
------------------------------------   ------------------------------------   ------------------------------------
Date Received -------------------      Accepted by ---------------------      Checked by ----------------------
Delivery Prepared by ------------      Checked by ----------------------      Date ------------------------------

                           IMPORTANT TAX INFORMATION

     Under federal income tax laws, a Holder whose tendered Old Notes are accepted for exchange is required to provide the Company or the Paying Agent (as payer) with such Holder's correct TIN on Substitute

Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his or her social security number. If the Company or the Paying Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made on Exchange Notes issued pursuant to the Exchange Offer may be subject to backup withholding.

     Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If backup withholding applies, the Company or the Paying Agent is required to withhold 31% of any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be applied for with the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments made on Exchange Notes issued pursuant to the Exchange Offer, the Holder is required to provide the Exchange Agent with either: (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (B) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding or (ii) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE COMPANY OR THE PAYING AGENT

     The Holder is required to give the Company or the Paying Agent the TIN (e.g., social security number or employer identification number) of the registered Holder of the Old Notes. If the Old Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

          CERTIFICATE OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number. Moreover, I understand that during this 60-day period, 31% of all reportable payments made to me will be withheld commencing 7 business days after the payor receives this Certificate of Payee Awaiting Taxpayer Identification Number and terminating on the date I provide a certified TIN to the payor.

SIGNATURE
--------------------------------------------------------------------------------

NAME
-------------------------------------------  ADDRESS
----------------------------------------
                        (please
print)                                          (please print)

DATE
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE EXCHANGE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5)

                   PAYER'S NAME: TESORO PETROLEUM CORPORATION

-------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                         PART I -- TAXPAYER IDENTIFICATION NUMBER
                                    (TIN)
 FORM W-9
                                    ENTER YOUR TIN IN THE APPROPRIATE BOX AND
 DEPARTMENT OF THE TREASURY         CERTIFY BY SIGNING AND DATING BELOW. FOR
 INTERNAL REVENUE SERVICE           INDIVIDUALS, THIS IS YOUR SOCIAL SECURITY
                                    NUMBER (SSN). FOR SOLE PROPRIETORS, SEE THE         Social Security No.
 REQUEST FOR TAXPAYER               INSTRUCTIONS IN THE ENCLOSED GUIDELINES. FOR ----------------------------------
 IDENTIFICATION NUMBER AND          OTHER ENTITIES, IT IS YOUR EMPLOYER
 CERTIFICATION                      IDENTIFICATION NUMBER (EIN). IF YOU DO NOT                   or
                                    HAVE A NUMBER, SEE HOW TO GET A TIN IN THE      Employer Identification No.
                                    ENCLOSED GUIDELINES.                         ----------------------------------
                                    NOTE: If the account is in more than one
                                    name, see the chart on page 2 of the
                                    enclosed Guidelines on whose number to
                                    enter.
-------------------------------------------------------------------------------------------------------------------
                                    PART II -- FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING
                                      (See Part II instructions in the enclosed Guidelines.)
-------------------------------------------------------------------------------------------------------------------

 PART III -- CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
 (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

 Signature
 -------------------------------------------------------------------------------------   Date ---------------, 1998
 Name
 ------------------------------------------------------------------------------------------------------------------
                              (please print)
 Address
 ------------------------------------------------------------------------------------------------------------------
                              (please print)
-------------------------------------------------------------------------------------------------------------------

     CERTIFICATION INSTRUCTION -- You must cross out Item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. For real estate transactions, item 2 does not apply. However, if after being notified by the IRS that you are currently subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item(2).

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

              SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE.

  PURPOSE OF FORM -- A person who is required to file an information return with the IRS must obtain your correct Taxpayer Identification Number (TIN) to report income paid to you, real estate transactions, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt or contributions you made to an IRA. Use the accompanying Substitute Form W-9 to furnish your correct TIN to the requester (the person asking you to furnish your TIN), and, when applicable, (1) to certify that the TIN you are furnishing is correct (or that you are waiting for a number to be issued), (2) to certify that you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are an exempt payee. Furnishing your correct TIN and making the appropriate certifications will prevent certain payments from being subject to backup withholding.

  HOW TO OBTAIN A TIN. -- If you do not have a TIN, apply for one immediately. To apply, get Form SS-5, Application for a Social Security Card (for individuals), from your local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local IRS office.

  To complete Substitute Form W-9 if you do not have a TIN, write "Applied for" in the space for the TIN in Part 1, sign and date the form, and give it to the requester. Generally, you must obtain a TIN and furnish it to the requester by the time of payment. If the requester does not receive your TIN by the time of payment, backup withholding, if applicable, will begin and continue until you furnish your TIN to the requester.

  Note: Writing "Applied for" on the form means that you have already applied for a TIN OR that you intend to apply for one in the near future.

  As soon as you receive your TIN, complete another Substitute Form W-9, include your TIN, sign and date the form, and give it to the requester.

  WHAT IS BACKUP WITHHOLDING? -- Persons making certain payments to you are required to withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that could be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, non-employee compensation and certain payments from fishing boat operations, but do not include real estate transactions.

  If you give the requester your correct TIN, make the appropriate certifications, and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester, or

2. The IRS notifies the requester that you furnished an incorrect TIN, or

3. You are notified by the IRS that you are subject to backup withholding because you failed to report all your interest and dividends on your tax return (for reportable interest and dividends only), or

4. You do not certify to the requester that you are not subject to backup withholding under 3 above (for reportable interest and dividend accounts opened after 1983 only), or

5. You do not certify your TIN when required. This applies only to reportable interest, dividend, broker or barter exchange accounts opened after 1983, broker accounts considered inactive during 1983, and real estate transactions.

  Certain payees and payments are exempt from backup withholding and information reporting. See Payees and Payments Exempt From Backup Withholding, below, and Exempt Payees Under Specific Instructions, below, if you are an exempt payee.

  PAYEES AND PAYMENTS EXEMPT FROM BACKUP WITHHOLDING. -- The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions and patronage dividends.

  (1) A corporation. (2) An organization exempt from tax under section 501(a), or an IRA, or a custodial account under section 403(b)(7). (3) The United States or any of its agencies or instrumentalities. (4) A state, the District of Columbia, a possession of the United States or any of their political subdivisions or instrumentalities. (5) A foreign government or any of its political subdivisions, agencies, or instrumentalities. (6) An international organization or any of its agencies or instrumentalities. (7) A foreign central bank of issue. (8) A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States. (9) A futures commission merchant registered with the Commodity Futures Trading Commission. (10) A real estate investment trust. (11) An entity registered at all times during the tax year under the Investment Company Act of 1940. (12) A common trust fund operated by a bank under section 584(a). (13) A financial institution. (14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List. (15) A trust exempt from tax under section 664 or described in section 4947.

  Payments of dividend and patronage dividends generally not subject to backup withholding include the following:

  - Payments to nonresident aliens subject to withholding under section 1441.

  - Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

  - Payments of patronage dividends not paid in money.

  - Payments made by certain foreign organizations.

  Payments of interest generally not subject to backup withholding include the following:

  - Payments of interest on obligations issued by individuals.

  Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct TIN to the payer.

  - Payments of tax-exempt interest (including exempt interest dividends under section 852).

  - Payments described in section 6049(b)(5) to nonresident aliens.

  - Payments on tax-free covenant bonds under section 1451.

  - Payments made by certain foreign organizations.

  - Mortgage interest paid by you.

  Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and their regulations.

PENALTIES

  FAILURE TO FURNISH TIN. -- If you fail to furnish your correct TIN to a requester, you will be subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

  CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

  CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

  MISUSE OF TINS. -- If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

SPECIFIC INSTRUCTIONS

  NAME. -- If you are an individual, you must generally provide the name shown on your Social Security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name, the last name shown on your Social Security card, and your new last name.

  If you are a sole proprietor, you must furnish your individual name. You may also enter your business name or "doing business as" name on the business name line. Enter your name(s) as shown on your Social Security card and/or as it was used to apply for your EIN on Form SS-4.

  TAXPAYER IDENTIFICATION NUMBER. -- You must enter your TIN in the appropriate box. If you are a sole proprietor, you may enter your SSN or EIN. See the chart below for further clarification of name and TIN combinations. If you do not have a TIN, follow the instructions under How to Obtain a TIN on page 1.

  EXEMPT PAYEES. -- If you are exempt from backup withholding, you should complete the Substitute Form W-9 to avoid possible erroneous backup withholding. Enter your correct TIN in Part 1, write "EXEMPT" in the block in Part 2, and sign and date the form. If you are a nonresident alien or foreign entity not subject to backup withholding, give the requester a completed Form W-8, Certificate of Foreign Status.

SIGNING THE CERTIFICATION

  1. INTEREST, DIVIDEND, BROKER AND BARTER EXCHANGE ACCOUNTS OPENED BEFORE 1984 AND BROKER ACCOUNTS CONSIDERED ACTIVE DURING 1983. You are required to furnish your correct TIN, but you are not required to sign the certification.

  2. INTEREST, DIVIDEND, BROKER AND BARTER EXCHANGE ACCOUNTS OPENED AFTER 1983 AND BROKER ACCOUNTS CONSIDERED INACTIVE DURING 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

  3. REAL ESTATE TRANSACTIONS. You must sign the certification. You may cross out item 2 of the certification.

  4. OTHER PAYMENTS. You are required to furnish your correct TIN, but you are not required to sign the certification unless you have been notified of an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services, payments to a nonemployee for service (including attorney and accounting fees) and payments to certain fishing boat crew members.

  5. MORTGAGE INTEREST PAID BY YOU, ACQUISITION OR ABANDONMENT OF SECURED PROPERTY OR IRA CONTRIBUTIONS. You are required to furnish your correct TIN, but you are not required to sign the certification.

  6. TIN "APPLIED FOR." Follow the instructions under How to Obtain a TIN on page 1, and sign and date the Substitute Form W-9.

  SIGNATURE -- For a joint account, only the person whose TIN is shown in Part 1 should sign.

  PRIVACY ACT NOTICE. -- Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends, certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend and certain other payments to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.

                   WHAT NAME AND NUMBER TO GIVE THE REQUESTER

---------------------------------------------------------------
                                             GIVE NAME AND
       FOR THIS TYPE OF ACCOUNT:                SSN OF:
---------------------------------------------------------------
 1.  Individual                          The individual
 2.  Two or more individuals (joint      The actual owner of
     account)                            the account or, if
                                         combined funds, the
                                         first individual on
                                         the account(1)
 3.  Custodian account of a minor        The minor(2)
     (Uniform Gift to Minors Act)
 4.  a. The usual revocable savings      The grantor-trustee(1)
     trust (grantor is also trustee)
     b. So-called trust account          The actual owner(1)
        that is not a legal or
        valid trust under state law
 5.  Sole proprietorship                 The owner(3)
---------------------------------------------------------------

---------------------------------------------------------------
                                             GIVE NAME AND
       FOR THIS TYPE OF ACCOUNT:                EIN OF:
---------------------------------------------------------------
 6.  Sole proprietorship                 The owner(3)
 7.  A valid trust, estate, or pension   Legal entity(4)
     trust
 8.  Corporate                           The corporation
 9.  Association, club, religious,       The organization
     charitable, educational or other
     tax-exempt organization
10.  Partnership                         The partnership
11.  A broker or registered nominee      The broker or nominee
12.  Account with the Department of      The public entity
     Agriculture in the name of a
     public entity (such as a state or
     local government, school district,
     or prison) that receives
     agricultural program payments
---------------------------------------------------------------

                                        2

(1) Use first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's SSN.
(3) Show your individual name. You may also enter your business or "doing business as" name. You may use your SSN or EIN.
(4) List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity hereof is not designated in the account title).

    NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

                                        3